EXHIBIT B

LIST OF EXECUTIVE OFFICERS AND DIRECTORS
OF CDP Capital Inc.

DIRECTORS	BUSINESS ADDRESS	PRINCIPAL OCCUPATION
Henri-Paul Rousseau	Caisse de dépôt et placement du Québec 1000, place Jean-Paul-Riopelle Montréal (Québec) H2Z 2B3	Chairman and Chief Executive Officer
François Grenier	Same	Executive Vice-President, Equity Markets
Denis Senécal	Same	Executive Vice-President, Fixed Income
Christian Pestre	Same	Executive Vice-President, Absolute Return
Normand Provost	Same	Executive Vice-President, Private Equity and President, Capital d'Amérique CDPQ inc.
Fernand Perreault	Same	President, CDP Capital - Real Estate Group and Executive Vice-President, CDP Capital
Richard Guay	Same	Executive Vice-President, Risk Management and Depositors' Accounts Management, CDP Capital
Ghislain Parent	Same	Executive Vice-President, Finance, Treasury and Strategic Initiatives
Robert Desnoyers	Same	Executive Vice-President, Human Resources and Organisational Development
VP Pham	Same	Executive Vice-President, Information Technology and Investments Administration
Suzanne Masson	Same	Executive Vice-President, Institutional Affairs

OFFICERS	BUSINESS ADDRESS	PRINCIPAL OCCUPATION
Henri-Paul Rousseau	Caisse de dépôt et placement du Québec 1000, place Jean-Paul-Riopelle Montréal (Québec) H2Z 2B3	Chairman and Chief Executive Officer
François Grenier	Same	Executive Vice-President, Equity Markets
Denis Senécal	Same	Executive Vice-President, Fixed Income
Christian Pestre	Same	Executive Vice-President, Absolute Return
Normand Provost	Same	Executive Vice-President, Private Equity and President, Capital d'Amérique CDPQ inc.
Fernand Perreault	Same	President, CDP Capital - Real Estate Group and Executive Vice-President, CDP Capital
Richard Guay	Same	Executive Vice-President, Risk Management and Depositors' Accounts Management, CDP Capital
Ghislain Parent	Same	Executive Vice-President, Finance, Treasury and Strategic Initiatives
Robert Desnoyers	Same	Executive Vice-President, Human Resources and Organisational Development
VP Pham	Same	Executive Vice-President, Information Technology and Investments Administration
Suzanne Masson	Same	Executive Vice-President, Institutional Affairs
Ginette Depelteau	Same	Vice-President and Corporate Secretary